Climate Change	12 Months Ended
Dec. 31, 2023
Climate Change
Climate Change

5.	Climate Change

Climate change may result in both negative and positive effects for the Company. Potential negative effects of climate change for the Company are referred to as climate-related risks (climate risks). Conversely, potential positive effects arising from climate change for the Company are referred to as climate-related opportunities.

Climate risks are categorized as: (i) climate-related transition risks (transition risks); and (ii) climate-related physical risks (physical risks).

Transition risks arise from efforts to the transition to a low-carbon economy. In this category, the Company has identified the following risks that can reasonably be expected to affect its cash flows, access to financing or cost of capital:

Risk	Description	Time length (2)
Market

Worldwide: increasing demand for energy and products with lower carbon intensity leading to a reduction in oil demand, a consequent decline in prices of fossil fuel products. Preference for fossil fuel products with lower Greenhouse Gas (GHG) intensity in production processes.

In Brazil: the demand for our products may be affected, especially by the increase in demand for alternative fuels, also stimulated by public policies such as the RENOVABIO(1) program, among others.

Medium to long-term
Technological	Loss of competitiveness due to the non-implementation or implementation of inefficient or non-effective technologies to reduce emissions from our operations and products.	Medium to long-term
Regulatory

Increased requirements for controls over GHG emissions in licensing processes, which may cause operational restrictions and financial penalties for our activities.

Supplementing regulation for the adoption of a carbon pricing instrument in Brazil, considering its various aspects and possible formats.

Medium to long-term
Legal and Reputational	Litigation and/or reputational damage due to non-compliance with climate commitments.	Medium-term
(1) National Policy for Biofuels, aiming at increasing the production and use of biofuels in the Brazilian energy chain.
(2) Criteria adopted for the time horizon: short term (1 year), medium term (between 1 and 5 years), and long term (more than 5 years).

Physical risks result from climate change that can be event-driven (acute physical risk) or from long-term shifts in climate patterns (chronic physical risk). In this category, the Company has identified the following risks that can reasonably be expected to affect its cash flows, access to financing, or cost of capital:

Risk	Description	Time length(1)
Water shortage	Reduction in water availability affecting onshore facilities.	Medium to long-term
Meteoceanografic changes	Changes in patterns of wind, waves and currents may alter the operational conditions of our assets.	Long-term
(1) Criteria adopted for the time horizon: short term (1 year), medium term (between 1 and 5 years), and long term (more than 5 years).

5.1.	Potential effects of climate risks on accounting estimates

Accounting estimates are monetary amounts in financial statements that are subject to measurement uncertainty.

The following information used in relevant accounting estimates of the Company is largely determined based on the assumptions and projections of the Petrobras Strategic Plan (Strategic Plan):

•	value in use for impairment of assets testing purposes (note 4.2.1);
•	timing and costs used in measuring the provision for decommissioning costs (note 4.6);
•	highly probable future exports used in cash flow hedge accounting involving the Company’s future exports (note 4.8); and
•	useful life of PP&E and intangible assets used in measuring depreciation, depletion and amortization expenses (notes 24 and 25).

As presented in the following topic, the Company considered the effects related to climate risks in its Strategic Plan approved by the Board of Directors, which is updated annually, including actions to achieve its climate commitments and its long-term ambition to neutralize GHG emissions in activities under its control (scopes 1 and 2) by 2050.

The aforementioned ambition and commitments are not guarantees of future performance by the Company and are subject to assumptions that may prove incorrect and to risks and uncertainties that are difficult to predict.

a)	Transition risk to low carbon economy

The transition to a low-carbon economy brings market, technological, regulatory, legal and reputational risks, which were considered in the development of the Company's Strategic Plan. Such consideration was based on the following external environment assumptions that reflect the dynamics of the energy sector:

•	Moderate economic growth compared to the recent past;
•	Shifts in consumption habits and behaviors;
•	Public policies focusing on mobility, air quality and adaptation of urban infrastructure to climate change;
•	International coordination in efforts to reduce GHG emissions;
•	Reduction in the GHG emissions;
•	Reduction in the consumption of fossil fuels; and
•	Diffusion of end-use technologies that reduce the need for fossil fuel consumption.

As a result of this, demand and prices, both domestic and international, of the main products considered in the Strategic Plan are negatively affected.

In 2023, the Company adopted three distinct scenarios that are used for different purposes in its planning activities. These scenarios are called Adaptation, Negotiation, and Commitment. In all of them, there is a slowdown and subsequent contraction of fossil fuel sources. The Negotiation scenario, which is used as reference scenario for quantifying the Company's Strategic Plan, considers that fossil fuels, which currently represent approximately 80% of primary energy sources, will represent around 55% by 2050. The share of oil will decrease from the current 29% to around 21%.

The Brent price considered in the reference scenario of the Strategic Plan decreases from US$80 per barrel in 2024 to US$65 per barrel in 2050. For additional information about the behavior of the Brent price, considered in the Company's Strategic Plan reference scenario, please see note 26. The following table compares the oil price used in the reference scenario of the Strategic Plan for the years 2030 and 2050 with those projected in the Announced Pledges Scenario (APS) and Net Zero Emission (NZE) scenarios by the International Energy Agency (IEA):

Brent price US$/Barrel	2030	2050
Strategic Plan	65	65
APS	74	60
NZE	42	25

According to the IEA, the APS scenario considers that all climate commitments made by governments around the world, including Nationally Determined Contributions (NDCs), as well as long-term net-zero targets, will be met in full and on time, with an increase of approximately 1.7[o]C in temperature by 2100 (with a 50% probability of occurrence). As for the NZE scenario, according to the IEA, it presents a pathway for the global energy sector to achieve net-zero CO2 emissions by 2050, consistent with limiting the temperature increase to 1.5 °C (with at least a 50% probability of occurrence).

The Strategic Plan also includes Company's actions to achieve the carbon sustainability commitments, such as low-carbon Research and Development (R&D) projects and decarbonization projects for operations. These actions aim to address transition risks as well as reflect climate opportunities.

The Company's accounting estimates did not incorporate the effect of carbon price. Currently, there are uncertainties regarding the structure and dynamics of a future carbon market in Brazil, and there is no sufficient and reliable information available to assess the effects of carbon price.

a.1) Potential effects on the value in use in impairment tests

When measuring the value in use of its assets, the Company bases its cash flow projections on reasonable and supportable assumptions that represent management's best estimate of the range of economic conditions.

A faster transition to a low-carbon economy than projected in the Strategic Plan could result in Brent prices and demand for the Company’s products that are lower than the ones considered to estimate the value in use of the Company’s assets for impairment testing purposes.

Additionally, progress in the establishment of a regulated carbon market in Brazil may lead to the inclusion of the carbon price in calculations of the value in use of the Company’s assets for impairment testing purposes.

The reduction in the value in use of the Company's assets may result in the recognition of losses due to the non-recoverability of the carrying amounts of these assets.

Given that the oil price is a variable that decisively influences the recoverable amount of assets, the Company carried out a sensitivity analysis of the effect of using the Brent prices considered in the APS and NZE scenarios, for the impairment test of the Company's E&P assets in Brazil.

Using the prices in the APS and NZE scenarios to perform a sensitivity analysis on projected gross revenues deducted of production taxes, net of income taxes, and keeping unchanged all other components, variables, assumptions and data for calculating the recoverable amount, the Company's E&P segment, regarding the impairment loss recognized by the Company, as disclosed in note 26, would have additional impairment reversal of US$ 696 in the APS scenario and additional impairment losses US$ 6,611ind the NZE scenario, concentrated in the Campos basin fields.

The Company does not consider this sensitivity analysis, based on APS and NZE Brent price scenarios, to be the best estimates to determine expected effects on the recoverable amount of assets, sales revenues or net income.

Considering that the Company did not incorporate in its accounting estimates the carbon price effects, the Company carried out a sensitivity analysis of the effect of GHG emissions pricing costs on the impairment test of assets in the E&P segment in Brazil, considering a monetary charge per ton of CO2 emission starting from 2028, and the existence of free emission allowances.

In this context, using a base price of US$ 10/CO2 from 2024 to 2030, US$ 31/CO2 in 2035, US$ 52/CO2 in 2040, US$ 73/CO2 in 2045, and US$ 95/CO2 in 2050, including gradual emission exemptions, to simulate additional cash outflows (net of income taxes), and keeping all other components, variables, assumptions and data for the calculation of recoverable amount unchanged, the E&P segment would have an additional US$ 182 impairment loss.

The Company does not consider this sensitivity analysis of the effect of greenhouse gas emissions pricing costs on the impairment test of assets to be the best estimate to determine expected effects on the recoverable amount, neither the estimated effects on expenses nor net income.

a.2) Potential effects on decommissioning costs

Due to its operations, the Company has legal obligations to remove equipment and restore onshore and offshore areas. On December 31, 2023, the provision for decommissioning costs recognized by the Company totaled US$ 23,202, as set out in Note 20. On an undiscounted basis the nominal amount would be US$ 48,787.

The estimated timing used by the Company to account for decommissioning costs are consistent with the useful lives of the related assets. The average decommissioning period of oil and gas assets weighted by the carrying amounts of such assets is 14 years.

During 2023, there were no issuance of government regulations related to climate matters that changed or had potential to change the period for decommissioning the Company's assets, as well as not identifying any triggers that would accelerate the expected dates for decommissioning the Company's assets due to the Company’s climate goals and ambition to neutralize GHG emissions in activities under its control (scopes 1 and 2) by 2050.

A transition to a low-carbon economy that is faster than it was anticipated by the Company may accelerate the timing to remove equipment and restore onshore or offshore areas. Such acceleration would increase the present value of the decommissioning obligations recognized by the Company.

To illustrate the effect of a possible acceleration of the transition to a low-carbon economy, the Company estimates that the provision for decommissioning costs would increase by US$ 1,101, US$ 3,385 and US$ 5,478 if the timing currently used were brought forward by one, three and five years, respectively. This sensitivity analysis assumed that all other components, variables, assumptions and data for calculating the provision remained unchanged. The year ranges used are not intended to be predictions of likely future events or outcomes.

a.3) Potential effects on “highly probable future exports” used in cash flow hedge accounting involving the Company's future exports

A transition to a low-carbon economy that is faster than it was anticipated by the Company may negatively effect the Company's future exports. Such effect may result in certain exports, whose foreign exchange gains or losses were designated for hedge accounting, no longer be considered highly probable, but remain forecasted, or, depending on the magnitude of the transition and its speed, cease to be considered forecasted. Further details on the consequences of such effects are described in note 35.2.2 (a) involving the Company's future exports (accounting policy).

The calculation of “highly probable future exports” is based on the projected exports in the Strategic Plan, as set out in note 4.8. The Company considers only a portion of its projected exports as “highly probable future exports”. When determining future exports as highly probable, and therefore eligible as a hedged item for application of cash flow hedge accounting, the Company considers the effects related to the transition to a low-carbon economy. Carbon prices were not incorporated in such estimates.

Using the prices in the APS and NZE scenarios we carried out a sensitivity analysis to simulate the need to reclassify the foreign exchange gains or losses recorded in equity to the statement of income. Such sensitivity simulated a new future cash flow from exports, changing only the oil price, keeping all other components, variables, assumptions and data unchanged. In such sensitivity, there is no need to reclassify the foreign exchange (gains or losses) recorded in equity to the statement of income in any of the simulated scenarios.

The simulations used to perform such sensitivity analysis, based on Brent prices of the scenarios APS and NZE, are not considered by the Company as the best estimates to determine expected effects of the reclassification of foreign exchange variation recorded in equity to the statement of income.

a.4) Potential effects on the useful lives of PP&E

A transition to a low-carbon economy that is faster than the Company anticipates may reduce the useful life of its assets, which could lead to an increase in annual depreciation, depletion and amortization expenses.

Assets directly related to the production of oil and gas in a contracted area are depleted using the units of production method and depreciated or amortized using the straight-line method. As of December 31, 2023, the carrying amount of these assets in operation in Brazil is US$ 105,498. Out of such assets, the ones that are depreciated or amortized by the straight-line method do not have a useful life ending in or after 2050. As for assets depleted using the units of production method, it is estimated that 4 fields in the State of Bahia, with carrying amount of US$ 234 as of December 31, 2023, have production curves used to estimate its useful lives extending beyond 2050 (based on its proved developed reserves).

As mentioned in item “Transition risk to low carbon economy”, the reference scenario of the Strategic Plan indicates that there will be persistent global demand for oil in the coming decades. Additionally, calculations of expected production and oil and gas reserves in this scenario consider the effects of the transition to a low-carbon economy.

The Company's refining plants consist of 10 refineries in Brazil. Based on the current depreciation rates of the assets in operation applied to the respective carrying amounts at December 31, 2023, which amounts to US$ 11,055, and assuming no additional investment, all refineries would be fully depreciated prior to 2050.

The Company estimates persistent demand for oil products in the coming decades, although decreasing, which should be progressively supplied by models with lower carbon intensity. Thus, the depreciation rates used by the Company for the refining plants are in line with the transition to a low-carbon economy.

The Gas and Energy assets in Brazil, including thermoelectric power plants, are depreciated using the linear method. Based on the current depreciation rates of the assets in operation applied to their respective carrying amounts as of December 31, 2023, totaling US$ 3,004, and assuming no additional investment, these assets would be fully depreciated prior to 2050.

In this context, based on available information, the Company does not foresee significant changes in the useful life of its refineries, assets directly related to oil and gas production and those related to the Gas and Energy arising from the transition to a low-carbon economy. Such assets represent 91% of the Company's total assets in operation.

b)	Physical Risks

The operating conditions of the Company’s assets are subject to physical risks associated with climate change. The variables considered most susceptible to these changes include the patterns of waves, winds and ocean currents in the areas in which the Company operates offshore, as well as the availability of freshwater for our onshore operations.

The Company estimates that the offshore structures in the Brazilian Southeastern basins, which account for the highest percentage of Petrobras’ production (96%), are adequately sized to the expected changes in the patterns of waves, winds and ocean currents in that region.

Regarding the availability of freshwater for the operations of our facilities, the risks related to this subject are monitored, managed and mitigated by the Company. Such risks may arise from various factors that collectively put pressure on water availability, such as population growth, intensification of consumption patterns, inadequate infrastructure, pollution, resource misallocation and climate change.

As a result, the Company's water risk management covers both climatic and non-climatic risks and, based on the Company's assessment, the potential impacts of climate change on the availability of fresh water for our facilities are not representative of all the risks involved.

Consequently, regarding physical risks, as of December 31, 2023, the Company does not foresee that changes caused by climate change will have a material effect on accounting estimates, either from the perspective of meteoceanographic variables or the reduction in freshwater availability.

However, the circumstances that served as the basis for the Company's analyses of climate change scenarios may change, so the approaches used by the Company to conduct these analyses may also be improved over time.